Exhibit 99.1

1081 Woodward Way, Fort Collins, CO 80524 www.woodward.com	281 Tresser Boulevard, Stamford, CT 06901 www.hexcel.com

NEWS RELEASE

Woodward and Hexcel Announce Merger of Equals

to Create a Premier Integrated Systems Provider

Propelling the Future of Flight and Energy Efficiency

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Transformative combination brings together a broad, unparalleled portfolio of leading- edge technologies enabling smarter, cleaner and safer solutions for customers across aerospace and industrial markets, with significant content on all key aerospace programs.

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Enhances scale and creates a premier independent aerospace and defense supplier with more than $5 billion in revenue, industry-leading EBITDA margins, and approximately $1 billion of free cash flow in the first full fiscal year.

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Accelerates innovation and growth through combined R&D capabilities to deliver advanced solutions to support customer needs for improved aerodynamics, energy efficiency, safety, and lower-emission technologies.

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Compelling value creation for shareholders with more than $125 million of annual cost synergies expected to be realized by the second full fiscal year post-closing, as well as opportunities for enhanced revenue growth and consistently growing cash flows across program lifecycles.

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Strong balance sheet with financial profile at closing consistent with investment grade rating metrics and approximately $1.5 billion of capital expected to be returned to shareholders within 18 months of merger completion.

FORT COLLINS, Colo. and STAMFORD, Conn., January 12, 2020 – Woodward, Inc. (NASDAQ: WWD) and Hexcel Corporation (NYSE: HXL) today announced a definitive agreement to combine in an all-stock merger of equals to create a premier integrated systems provider serving the aerospace and industrial sectors. The combined company will focus on technology-rich innovations to deliver smarter, cleaner, and safer customer solutions.

Under the terms of the agreement approved by the Boards of Directors of both companies, Hexcel shareholders will receive a fixed exchange ratio of 0.625 shares of Woodward common stock for each share of Hexcel common stock, and Woodward shareholders will continue to own the same number of shares of common stock in the combined company as they do immediately prior to the closing. The exchange ratio is consistent with the 30-day average share prices of both companies. Upon completion of the merger, existing Woodward shareholders will own approximately 55% and existing Hexcel shareholders will own approximately 45% of the combined company on a fully diluted basis. In connection with the transaction, Woodward is increasing its quarterly cash dividend to $0.28 a share. The merger is expected to be tax free for U.S. federal income tax purposes.

The combined company, to be named Woodward Hexcel, will be among the top independent aerospace and defense suppliers globally by revenue. It will have more than 16,000 employees, manufacturing operations in 14 countries on five continents, and a diversified customer base across multiple markets. For each company’s respective fiscal year 2019 on a pro forma basis, the combined company is expected to generate net revenues of approximately $5.3 billion and EBITDA of $1.1 billion, or a 21% EBITDA margin.

Nick Stanage, Chairman, Chief Executive Officer and President of Hexcel, will serve as Chief Executive Officer of the combined company. Tom Gendron, Chairman, Chief Executive Officer and President of Woodward, will serve as Executive Chairman of the combined company until the first anniversary of the closing of the merger, at which time Mr. Gendron intends to retire from the company and will then serve as non-executive Chairman of the combined company until the second anniversary of the merger close. At that point, Mr. Stanage will assume the role of Chairman of the Board in addition to his CEO responsibilities. The combined company’s Board of Directors will have 10 members, consisting of five directors from each company, including Mr. Gendron and Mr. Stanage.

Mr. Gendron said, “Our two companies are each independently working toward addressing the sustainability and efficiency needs of our customers. This merger accelerates our technology investments and creates greater benefits and growth opportunities than either company could have achieved alone. Both Woodward and Hexcel have attractive growth trajectories, with strong aftermarket positions and increased composite penetration driving our respective outlooks. Our complementary cultures and shared commitment to operational excellence and customer satisfaction, together with our enhanced financial strength, will position us to better serve our OEM and aftermarket customers. We will be stronger together and are committed to delivering even greater value to all our stakeholders.”

Mr. Stanage said, “The future of flight and energy efficiency will be defined by next-generation platforms delivering lower cost of ownership, reduced emissions, and enhanced safety – and a combined Hexcel and Woodward will be at the forefront of this evolution. Woodward’s innovative control systems and Hexcel’s advanced lightweight materials are designed to drive improved reliability, efficiency, and emissions. Through our combined scale and strong cash flow profile, we will be even better positioned to accelerate innovation in aerodynamics and propulsion efficiencies and support evolving customer needs. I am incredibly excited about what we can accomplish by uniting these two premier companies and world-class teams with similar values, cultures, and operating philosophies.”

Strategic and financial benefits of the merger include:

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Creates leading company well positioned to deliver forward-looking technologies to address evolving customer needs. The transaction unites industry leaders in advanced materials and control systems to create a premier aerospace and industrial leader well positioned to satisfy customer demands for aircraft aerodynamics, energy efficiency, improved safety, and reduced emissions and noise. The combined company expects to spend approximately $250 million on research and development in the first full year post-closing and will have greater resources to invest in emerging technologies to support next-generation aerospace customer programs and accelerate innovation in aerodynamics, propulsion, and energy efficiency.

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Well-balanced portfolio across customers, end markets, and investment cycles. Building on each company’s strong existing positions on best-in-class product platforms, the combined company will have greater depth and balance of customer relationships across the aerospace and industrial sectors, with significant opportunities for cross-selling and to enhance customer relationships. The transaction combines both companies’ exceptional OEM positions, Hexcel’s secular composite penetration, and Woodward’s industry-leading aftermarket positions to drive consistent top-line growth and cash flow generation across program lifecycles.

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Significant shareholder value creation opportunities. The combined company is expected to realize more than $125 million in annual cost synergies by the second full fiscal year post-closing, primarily from strategic sourcing opportunities, elimination of duplicative corporate costs, leveraging its global footprint and infrastructure, and expanding shared service platforms.

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Strong balance sheet with significant free cash flow generation and a commitment to a balanced capital allocation strategy. For each company’s respective fiscal year 2019, Woodward Hexcel would have more than $5.3 billion of pro forma revenue and over $1.1 billion of EBITDA or 21% EBITDA margin. Combined free cash flow is forecasted to be approximately $1 billion annually and growing. Woodward Hexcel is expected to be capitalized with a strong balance sheet and a leverage ratio of approximately 1.4x debt/trailing EBITDA at closing. The combined company intends to pursue an investment grade rating, a competitive dividend yield with an initial target of 1%, and deploy cash toward acquisitions and share repurchases, including executing on an expected $1.5 billion share repurchase program within 18 months of closing.

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Complementary cultures and operating philosophies. Woodward and Hexcel share similar values and strong track records of high-impact R&D investment. By leveraging our team members’ talents and a common focus on operational excellence, Woodward Hexcel will continue to bring innovative products to market while driving operating margin improvements. Together, these actions will continue to deliver significant value to shareholders.

Headquarters and Transition Team

Woodward Hexcel will be headquartered in Fort Collins, Colorado. The combined company will be led by a highly experienced and proven leadership team that reflects the strengths and capabilities of both organizations. In addition and to ensure a seamless integration, Woodward and Hexcel will establish a dedicated integration planning team, led by Bob Weber, Vice Chairman of Woodward, and Rob Hennemuth, Executive Vice President of Human Resources and Communications at Hexcel.

Approvals and Timing to Close

The transaction is subject to the approval of the shareholders of both Woodward and Hexcel, as well as other customary closing conditions, including required regulatory approvals. The parties expect the merger to close in the third calendar quarter of 2020, subject to satisfaction of these conditions.

Earnings Releases

In separate news releases, Woodward and Hexcel will report Q1 2020 and Q4 2019 financial results, respectively, on February 3, 2020, after market close.

Advisors

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to Hexcel, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel. J.P. Morgan Securities LLC is acting as exclusive financial advisor to Woodward, and Wilson Sonsini Goodrich & Rosati is serving as legal counsel.

Joint Conference Call and Transaction Website

Hexcel Corporation and Woodward, Inc. will conduct a joint live conference call and webcast today (January 12, 2020) at 5:00 p.m. (EST). The event will be webcast and can be accessed on the joint transaction website at www.woodwardhexcelmerger.com and on the investor relations section of each company’s website at www.Hexcel.com and www.Woodward.com. The event can also be accessed by dialing +1 (866) 610-1072. The conference ID is 1174138. A replay of the call will be available on the investor relations page of each company’s website approximately two hours after the conclusion of the call.

Investor Contacts

Don Guzzardo

Woodward Vice President, Investor Relations and Treasurer

970-498-3580 | Don.Guzzardo@Woodward.com

Kurt Goddard

Hexcel Vice President Investor Relations

203-352-6826 | Kurt.Goddard@Hexcel.com

Media Contacts

Kaye Veazey

Hexcel Vice President Corporate & Marketing Communications

203-352-0339 | Kaye.Veazey@Hexcel.com

Tracy Gohari

Woodward Director Business Communications

970-498-3126 | Tracy.Gohari@woodward.com

About Woodward

Woodward is an independent designer, manufacturer, and service provider of control system solutions and components for the aerospace and industrial markets. The company’s innovative fluid, combustion, electrical, and motion control systems help customers offer cleaner, more reliable, and more efficient equipment. Our customers include leading original equipment manufacturers and end users of their products. Woodward is a global company headquartered in Fort Collins, Colorado, USA. Visit our website at www.woodward.com.

About Hexcel

Hexcel Corporation is a leading advanced composites company. It develops, manufactures and markets lightweight, high-performance structural materials, including carbon fibers, specialty reinforcements, prepregs and other fiber-reinforced matrix materials, honeycomb, adhesives, engineered core and composite structures, used in commercial aerospace, space and defense and industrial applications. Learn more at www.Hexcel.com.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Hexcel or Woodward to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Hexcel, Woodward or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger on a timely basis or at all, including the risk that regulatory approvals required for the merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by Hexcel stockholders and Woodward stockholders on the expected schedule; difficulties and delays in integrating Hexcel’s and Woodward’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks that the transaction disrupts Hexcel’s or Woodward’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; the ability of Hexcel or Woodward to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the merger; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which Hexcel and Woodward operate; and the fact that Hexcel’s and Woodward’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Hexcel’s and Woodward’s publicly filed reports, including Hexcel’s Annual Report on Form 10-K for the year ended December 31, 2018 and Woodward’s Annual Report on Form 10-K for the year ended September 30, 2019.

Hexcel and Woodward caution that the foregoing list of important factors is not complete and do not undertake to update any forward-looking statements that either party may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Hexcel, Woodward or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Woodward will file with the SEC a registration statement on Form S-4 to register the shares of Woodward’s common stock to be issued in connection with the merger. The registration statement will include a preliminary joint proxy statement/prospectus which, when finalized, will be sent to the respective stockholders of Hexcel and Woodward seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HEXCEL, WOODWARD AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Hexcel at its website, www.hexcel.com, or from Woodward at its website, www.woodward.com. Documents filed with the SEC by Hexcel will be available free of charge by accessing Hexcel’s website at www.hexcel.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to Hexcel Corporation at 281 Tresser Boulevard, Stamford, Connecticut 06901, (203) 352-6826, and documents filed with the SEC by Woodward will be available free of charge by accessing Woodward’s website at www.woodward.com under the heading Investors, or, alternatively, by directing a request by telephone or mail to Woodward, Inc. at PO Box 1519, Fort Collins, Colorado 80522, (970) 498-3580.

Participants In The Solicitation

Hexcel, Woodward and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hexcel and Woodward in respect of the proposed merger under the rules of the SEC. Information about Hexcel’s directors and executive officers is available in Hexcel’s proxy statement dated March 22, 2019 for its 2019 Annual Meeting of Stockholders. Information about Woodward’s directors and executive officers is available in Woodward’s proxy statement dated December 13, 2019 for its 2019 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Hexcel or Woodward using the sources indicated above.

No Offer Or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.